                                                                    Exhibit 10.1

                                                                  CONFORMED Copy
                                                                  --------------

                                     Waiver

          Waiver, dated as of March 22, 2002 (this "Waiver"), to the Fifth
                                                    ------
Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Aurora Foods Inc. (the "Company"), the financial institutions parties
                              -------
thereto (the "Lenders"), and the Agents.
              -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Company;

          WHEREAS, Company has requested, and, upon this Waiver becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and
                     -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Waivers to the Credit Agreement. Any breach by Company of
                     -------------------------------
the covenant set forth in subsection 2.4Biii(e) of the Credit Agreement with respect to the Fiscal Year ending December 31, 2001, and any Event of Default or Potential Event of Default resulting from any such breach is hereby waived.

          SECTION 3. Conditions to Effectiveness. This Waiver shall be effective
                     ---------------------------
upon receipt by the Administrative Agent of this Waiver, executed and delivered by a duly authorized officer of each of Company, the Guarantor and the Requisite Lenders (the "Effective Date").
              --------------

          SECTION 4. Representations and Warranties. To induce the Lenders
                     ------------------------------
parties hereto to enter into this Waiver, Company hereby represents and warrants to the Administrative Agent and all of the Lenders that (i) the representations and warranties made by Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Waiver, as if made on and as of the date hereof and (ii) after giving effect to this Waiver, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 5. Effect on the Loan Documents. (a) Except as specifically
                     ----------------------------
waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Waiver, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Fee. Company shall pay to each Lender which executes and
                     ---
delivers this Waiver prior to 5:00 p.m., New York City time, March 22, 2002, a fee equal to 0.05% of the sum of such Lender's (a) Revolving Credit Commitment,
(b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable no later than March 25, 2002.

          SECTION 7. Costs, Expenses and Taxes. Company agrees to pay on demand
                     -------------------------
all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Waiver and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

          SECTION 8. Affirmation of Subsidiary Guaranty, Pledge Agreement and
                     --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 9. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS
                     -------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Execution in Counterparts. This Waiver may be executed by
                      -------------------------
one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Waiver signed by all the parties shall be lodged with Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               AURORA FOODS INC.


                               By: /s/ James T. Smith
                                   ---------------------------------------------
                               Name: James T. Smith
                               Title: Chairman & CEO


                               SEA COAST FOODS, INC.


                               By: /s/ James T. Smith
                                   ---------------------------------------------
                               Name: James T. Smith
                               Title: President & CEO


                               JPMorgan Chase Bank,
                               as Administrative Agent and as a Lender


                               By: /s/ Kathryn A. Duncan
                                   ---------------------------------------------
                               Name: Kathryn A. Duncan
                               Title: Vice President

                               AG CAPITAL FUNDING PARTNERS, L.P.

                               By: Angelo, Gordon & Co., L.P., as Investment Advisor


                               By: /s/ John W. Fraser
                                   ---------------------------------------------
                               Name: John W. Fraser
                               Title: Managing Director


                               ALLIANCE CAPITAL MANAGEMENT L.P., as
                               Manager on behalf of ALLIANCE CAPITAL
                               FUNDING, L.L.C., as Assignee

                               By: Alliance Capital Management Corporation,
                               General Partner of Alliance Capital
                               Management L.P.


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President


                               ALLSTATE LIFE INSURANCE COMPANY


                               By: /s/ Jerry D. Zinkula
                                   ---------------------------------------------
                               Name: Jerry D. Zinkula
                               Title: Authorized Signatory


                               By: /s/ Chris Goergen
                                   ---------------------------------------------
                               Name: Chris Goergen
                               Title: Authorized Signatory

                               AMERICAN EXPRESS CERTIFICATE COMPANY

                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               APEX (IDM) CDO I, LTD.


                               By: /s/ Roshan White
                                   ---------------------------------------------
                               Name: Roshan White
                               Title: Vice President


                               ARCHIMEDES FUNDING, LLC.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               ARCHIMEDES FUNDING III, LTD.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President

                               ARES LEVERAGED INVESTMENT FUND II, L.P.

                               By: ARES Management II, L.P. its General Partner


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President


                               ARES III CLO LTD.


                               By: ARES CLO Management, LLC its Investment
                               Partner


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President


                               ARES IV CLO LTD.


                               By: ARES CLO Management IV, L.P. its Investment Partner


                               By: ARES CLO GP IV, LLC its Managing Manager


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President

                               ARES V CLO LTD.


                               By: ARES CLO Management V, L.P. its Investment Manager


                               By: ARES CLO GP V, LLC its Managing Manager


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President


                               BALANCED HIGH-YIELD FUND I, LTD.


                               By: ING Capital Advisors LLC, as Asset Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               BALANCED HIGH-YIELD FUND II, LTD.


                               By: ING Capital Advisors LLC, as Asset Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President

                               BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH


                               By: /s/ Terry R. Hull
                                   ---------------------------------------------
                               Name: Terry R. Hull
                               Title: Senior Vice President


                               By: /s/ Andrew M. Orsen
                                   ---------------------------------------------
                               Name: Andrew M. Orsen
                               Title: Vice President


                               BANK OF AMERICA, N.A.


                               By: /s/ Laura T. Sweet
                                   ---------------------------------------------
                               Name: Laura T. Sweet
                               Title: Assistant Vice President


                               BAYERISCHE HYPO-UND VEREINSBANK AG
                               NEW YORK BRANCH


                               By: /s/ Francesco Ossino
                                   ---------------------------------------------
                               Name: Francesco Ossino
                               Title: Director


                               By: /s/ Timothy L. Harrod
                                   ---------------------------------------------
                               Name: Timothy L. Harrod
                               Title: Managing Director

                               BNP PARIBAS


                               By: /s/ Stephanie Rogers
                                   ---------------------------------------------
                               Name: Stephanie Rogers
                               Title: Vice President


                               By: /s/ Duane P. Helkowski
                                   ---------------------------------------------
                               Name: Duane P. Helkowski
                               Title: Director


                               CALLIDUS DEBT PARTNERS CDO FUND I, LTD


                               By: Callidus Capital Management, LLC as
                               Collateral Manager


                               By: /s/ Gary H. Neems
                                   ---------------------------------------------
                               Name: Gary H. Neems
                               Title: Managing Director


                               CANYON CAPITAL CDO 2001-1 LTD


                               By: Canyon Capital Advisors LLC, its Collateral Manager


                               By: /s/ R. Christian B. Evensen
                                   ---------------------------------------------
                               Name: R. Christian B. Evensen
                               Title: Managing Director


                               CENTURION CDO II, LTD.


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director

                               CENTURION CDO III, LIMITED.


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               CLYDESDALE CLO 2001-1, LTD.


                               By: Nomura Corporate Research and Asset
                               Management Inc. as Collateral Manager


                               By: /s/ Richard W. Stewart
                                   ---------------------------------------------
                               Name: Richard W. Stewart
                               Title: Director


                               COBANK, ACB


                               By: /s/ S. Richard Dill
                                   ---------------------------------------------
                               Name: S. Richard Dill
                               Title: Vice President


                               CREDIT SUISSE FIRST BOSTON


                               By: /s/ Donald E. Pollard
                                   ---------------------------------------------
                               Name: Donald E. Pollard
                               Title:  Managing Director

                               CYPRESSTREE INVESTMENT PARTNERS II,
                               LTD.,


                               By: CypressTree Investment Management
                               Company, Inc. as Portfolio Manager


                               By: /s/ Jeffrey Megar
                                   ---------------------------------------------
                               Name: Jeffrey Megar
                               Title: Principal


                               CYPRESS TREE INVESTMENT
                               MANAGEMENT COMPANY, INC.

                               As: Attorney-in-Fact, on behalf of, and as Portfloio Manager for First Allmerica Financial Life Insurance Company


                               By: /s/ P. Jeffrey Huth
                                   ---------------------------------------------
                               Name: P. Jeffrey Huth
                               Title: Principal


                               DRYDEN HIGH YIELD CDO 2001-1


                               By: Prudential Investment Management, Inc., as attorney-in-fact


                               By: /s/ Lee D. Augsburger
                                   ---------------------------------------------
                               Name: Lee D. Augsburger
                               Title: Vice President


                               ELC (CAYMAN) LTD. CDO SERIES 1999-I


                               By: /s/ Roshan White
                                   ---------------------------------------------
                               Name: Roshan White
                               Title: Vice President

                               ELC (CAYMAN) LTD. 1999-III


                               By: /s/ Roshan White
                                   ---------------------------------------------
                               Name: Roshan White
                               Title: Vice President


                               ELC (CAYMAN) LTD. 2000-1


                               By: /s/ Roshan White
                                   ---------------------------------------------
                               Name: Roshan White
                               Title: Vice President


                               EQ ADVISORS TRUST


                               By: Alliance Capital Management L.P., as Advisor


                               By: /s/ Greg Dube
                                   ---------------------------------------------
                               Name: Greg Dube
                               Title: Portfolio Manager


                               FLEET NATIONAL BANK


                               By: /s/ Peter M. Anzivino
                                   ---------------------------------------------
                               Name: Peter M. Anzivino
                               Title: Vice President


                               FRANKLIN FLOATING RATE TRUST


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Vice President

                               FRANKLIN FLOATING RATE MASTER
                               SERIES


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Vice President


                               FRANKLIN CLO I, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                               FRANKLIN CLO II, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                               FRANKLIN CLO III, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                               GENERAL ELECTRIC CAPITAL CORPORATION


                               By: /s/ W. Jerome McDermott
                                   ---------------------------------------------
                               Name: W. Jerome McDermott
                               Title: Duly Authorized Signatory

                               HARRIS TRUST AND SAVINGS BANK


                               By: /s/ Karen L. Knudsen
                                   ---------------------------------------------
                               Name: Karen L. Knudsen
                               Title: Vice President


                               HSBC BANK USA


                               By: /s/ John B. Lyons
                                   ---------------------------------------------
                               Name: John B. Lyons
                               Title: Senior Vice President


                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                               By: Indosuez Capital as Portfolio Advisor


                               By: /s/ Andrew Brady
                                   ---------------------------------------------
                               Name: Andrew Brady
                               Title: Vice President


                               INDOSUEZ CAPITAL FUNDING III, LIMITED


                               By: Indosuez Capital as Portfolio Advisor


                               By: /s/ Andrew Brady
                                   ---------------------------------------------
                               Name: Andrew Brady
                               Title: Vice President

                               IDS LIFE INSURANCE COMPANY


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               ING PRIME RATE TRUST


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               ING SENIOR INCOME FUND


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               KZH CYPRESSTREE-1 LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH ING-2 LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent

                               KZH PONDVIEW LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH STERLING LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH WATERSIDE LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               MARINER LDC


                               By: /s/ Charles R. Howe IV
                                   ---------------------------------------------
                               Name: Charles R. Howe IV
                               Title: Director


                               ML CLO XII PILGRIM AMERICA (CAYMAN)
                               LTD.

                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President

                               ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               ML CLO XX PILGRIM AMERICA (CAYMAN)
                               LTD.


                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               MONUMENT CAPITAL LTD., as Assignee


                               By: Alliance Capital Management L.P., as
                               Investment Manager


                               By: Alliance Capital Management Corporation, as General Partner


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President

                               MORGAN STANLEY SENIOR FUNDING


                               By: /s/ David Moran
                                   ---------------------------------------------
                               Name: David Moran
                               Title: Vice President


                               MORGAN STANLEY PRIME INCOME TRUST


                               By: /s/ Sheila A. Finnerty
                                   ---------------------------------------------
                               Name: Sheila A. Finnerty
                               Title: Executive Director


                               NATEXIS BANQUES POPULAIRES


                               By: /s/ Frank H. Madden, Jr.
                                   ---------------------------------------------
                               Name: Frank H. Madden, Jr.
                               Title: Vice President & Group Manager


                               By: /s/ Harris Frommer
                                   ---------------------------------------------
                               Name: Harris Frommer
                               Title: Assistant Vice President


                               NATIONAL CITY


                               By: /s/ Jennifer R. Hammarlund
                                   ---------------------------------------------
                               Name: Jennifer R. Hammarlund
                               Title: Assistant Vice President

                               NEW ALLIANCE GLOBAL CDO, LIMITED


                               By: Alliance Capital Management L.P., as Sub-advisor


                               By: Alliance Capital Management Corporation, as General Partner


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President


                               NOMURA BOND & LOAN FUND


                               By: UFJ Trust Company of New York, as Trustee


                               By: Nomura Corporate Research and Asset
                               Management Inc., Attorney in Fact


                               By: /s/ Richard W. Stewart
                                   ---------------------------------------------
                               Name: Richard W. Stewart
                               Title: Director


                               NORTHWOODS CAPITAL, LIMITED


                               By: Angelo, Gordon & Co., L.P., as Collateral Manager


                               By: /s/ John W. Fraser
                                   ---------------------------------------------
                               Name: John W. Fraser
                               Title: Managing Director

                               NORTHWOODS CAPITAL II, LIMITED


                               By: Angelo, Gordon & Co., L.P., as Collateral Manager


                               By: /s/ John W. Fraser
                                   ---------------------------------------------
                               Name: John W. Fraser
                               Title: Managing Director


                               NORTHWOODS CAPITAL III, LIMITED


                               By: Angelo, Gordon & Co., L.P., as Collateral Manager


                               By: /s/ John W. Fraser
                                   ---------------------------------------------
                               Name: John W. Fraser
                               Title: Managing Director


                               NEW YORK LIFE INVESTMENT
                               MANAGEMENT LLC as Attorney-in-Fact and
                               Investment Manager for NYLIM HIGH YIELD
                               CDO 2001 LTD


                               By: /s/ John Cibbarelli
                                   ---------------------------------------------
                               Name: John Cibbarelli
                               Title: Director


                               OLYMPIC FUNDING TRUST, SERIES 1999-1


                               By: /s/ Diana L. Mushill
                                   ---------------------------------------------
                               Name: Diana L. Mushill
                               Title: Authorized Agent

                               OPPENHEIMER SENIOR FLOATING RATE FUND


                               By: /s/ Bill Campbell
                                   ---------------------------------------------
                               Name: Bill Campbell
                               Title: Manager


                               ORYX CLO, LTD.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Rhee
                                   ---------------------------------------------
                               Name: Helen Rhee
                               Title: Senior Vice President


                               PACIFICA PARTNERS I, L.P.


                               By: Imperial Credit Asset Management as its
                               Investment Manager


                               By: /s/ Sean Walker
                                   ---------------------------------------------
                               Name: Sean Walker
                               Title: Vice President


                               PILGRIM AMERICA HIGH INCOME INVESTMENTS INC. LTD.


                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President

                               PILGRIM CLO 1999-1 LTD.


                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               PINEHURST TRADING, INC.


                               By: /s/ Diana L. Mushill
                                   ---------------------------------------------
                               Name: Diana L. Mushill
                               Title: Assistant Vice President


                               PPM SHADOW CREEK FUNDING LLC


                               By: /s/ Diana L. Mushill
                                   ---------------------------------------------
                               Name: Diana L. Mushill
                               Title: Assistant Vice President


                               PPM SPYGLASS FUNDING TRUST


                               By: /s/ Diana L. Mushill
                                   ---------------------------------------------
                               Name: Diana L. Mushill
                               Title: Authorized Agent

                               PROMETHEUS INVESTMENT FUNDING NO. 1
                               LTD


                               By: CPF Asset Advisory, LLC as Investment
                               Manager


                               By: /s/ Francesco Ossino
                                   ---------------------------------------------
                               Name: Francesco Ossino
                               Title: Director


                               By: /s/ Timothy L. Harrod
                                   ---------------------------------------------
                               Name: Timothy L. Harrod
                               Title: Managing Director


                               SEQUILS PILGRIM-1 LTD.


                               By: ING Pilgrim Investments LLC as its Investment Manager


                               By: /s/ Jeffrey A. Bakalar
                                   ---------------------------------------------
                               Name: Jeffrey A. Bakalar
                               Title: Senior Vice President


                               SEQUILS-CENTURION V, LTD


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director

                               SIMSBURY CLO, LIMITED


                               By: MassMutual Life Insurance Co. as Collateral Manager


                               By: /s/ Steven J. Katz
                                   ---------------------------------------------
                               Name: Steven J. Katz
                               Title: Second Vice President and Associate
                               General Counsel


                               SUNTRUST BANK


                               By: /s/ Thomas G. Hamby
                                   ---------------------------------------------
                               Name: Thomas G. Hamby
                               Title: Vice President


                               SYNDICATED LOAN FUNDING TRUST


                               By: Lehman Commercial Paper Inc., not in its
                               individual capacity but solely as asset manager


                               By: /s/ Francis J. Chang
                                   ---------------------------------------------
                               Name: Francis J. Chang
                               Title: Vice President


                               VAN KAMPEN SENIOR INCOME TRUST


                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President

                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               VAN KAMPEN CLO I, LIMITED


                               By: Van Kampen Investment Advisory Corp, as
                               Collateral Manager


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               VAN KAMPEN CLO II, LIMITED


                               By: Van Kampen Investment Advisory Corp as
                               Collateral Manager


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               WELLS FARGO BANK, N.A.


                               By: /s/ Hugh Diddy
                                   ---------------------------------------------
                               Name: Hugh Diddy
                               Title: Vice President

                               UBS AG, STAMFORD BRANCH


                               By: /s/ David J. Kalal
                                   ---------------------------------------------
                               Name: David J. Kalal
                               Title: Executive Director Recovery Management


                               By: /s/ Anthony N. Joseph
                                   ---------------------------------------------
                               Name: Anthony N. Joseph
                               Title: Associate Director Banking Products
                               Services, US